UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

EACO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 N. Lakeview Avenue Anaheim, CA (Address of principal executive offices)	92807 (Zip Code)

(714) 876-2490
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by EACO Corporation on January 16, 2008 to update the outcome of the litigation with Florida Growth Realty, Inc.

Item 1.01	Entry into a Material Definition Agreement.

As previously reported, EACO Corporation (the “Company”) was involved in litigation with Florida Growth Realty, Inc. (“FGR”) involving a claim by FGR for a commission resulting from the Company’s sale of all its operating restaurants to Banner Buffets in 2005. On December 20, 2007, the court entered a final judgment in connection with the litigation in the amount of $2,317,667 with interest accruing at 11% per annum pursuant to Florida law. A copy of the final judgment is attached hereto as Exhibit 99.1.

On January 22, 2008, the Company, Glen Ceiley, individually and as Chairman and CEO of the Company, FGR and Robert Lurie, individually and as President of FGR, entered into a written settlement agreement (the “Settlement Agreement”) whereby the Company, without admitting liability, agreed to pay FGR the amount of $2,317,667 in satisfaction of the final judgment and FGR agreed to immediately execute and file with the court the Satisfaction of Judgment. Also under the Settlement Agreement, all parties mutually released each other with respect to claims arising out of or relating to the lawsuit except with respect to taxable costs of FGR arising out of the lawsuit. A copy of the Settlement Agreement is attached as Exhibit 10.1 and is hereby incorporated by reference.

Item 9.01	Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Settlement Agreement dated as of January 22, 2008 by and between EACO Corporation, Glen Ceiley, Florida Growth Realty, Inc. and Robert Lurie.

99.1
Final Judgment issued by the Circuit Court, Fourth Judicial Circuit, in and for Duval County, Florida, dated December 20, 2007. (Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission as of January 16, 2008.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

EACO CORPORATION

By:	/s/ Glen Ceiley
Name:	Glen Ceiley
Title:	Chief Executive Officer
Date:	January 23, 2008

Exhibit Index

Exhibit No.	Exhibit

10.1	Settlement Agreement dated as of January 22, 2008 by and between EACO Corporation, Glen Ceiley, Florida Growth Realty, Inc. and Robert Lurie.

99.1
Final Judgment issued by the Circuit Court, Fourth Judicial Circuit, in and for Duval County, Florida, dated December 20, 2007. (Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission as of January 16, 2008.)